AMG TimesSquare Emerging Markets Small Cap Fund
Schedule of Portfolio Investments (unaudited)
September 30, 2024
	Shares	Value
Common Stocks - 0.2%
Industrials - 0.2%
Hanwha Industrial Solutions Co., Ltd. (South Korea)*	159	$4,074

Short-Term Investments - 115.6%
Other Investment Companies - 115.6%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.88%[1,2]	1,955,880	1,955,880

Total Short-Term Investments (Cost $1,955,880)		1,955,880
Value

Total Investments - 115.8% (Cost $1,961,053)	$1,959,954
Other Assets, less Liabilities - (15.8)%	(267,883)
Net Assets - 100.0%	$1,692,071

*	Non-income producing security.
[1]	Yield shown represents the September 30, 2024, seven day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.
[2]	A copy of the security's annual report to shareholders may be obtained without charge on the SEC's website (http://www.sec.gov).
The following table summarizes the inputs used to value the Fund's investments by the fair value hierarchy levels as of September 30, 2024:
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$4,074	—	—	$4,074
Short-Term Investments
Other Investment Companies	1,955,880	—	—	1,955,880
Total Investments in Securities	$1,959,954	—	—	$1,959,954

†	Common stock held in the Fund is a Level 1 security. For a detailed breakout of common stock by major industry classification, please refer to the Fund's Schedule of Portfolio Investments.
For the period ended September 30, 2024, there were no transfers in or out of Level 3.
The country allocation in the Schedule of Portfolio Investments at September 30, 2024, was as follows:
Country	% of Long-Term Investments
South Korea	100.0
100.0
For additional information about significant accounting policies, including valuation of investments, refer to the Fund’s most recent semi or annual report.